SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2013

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Basis of Presentation:

All dollar amounts are in millions, unless otherwise noted.  Certain reclassifications have been made to conform prior period results to the current presentation.

Cigna measures the financial results of its segments using "segment earnings (loss)," which is defined as shareholders' income (loss) before net realized investment gains (losses).  Adjusted income (loss) from operations is defined as segment earnings excluding special items and results of Cigna's guaranteed minimum income benefit business.  Adjusted income (loss) from operations is a measure of profitability used by Cigna's management because it presents the underlying results of operations of Cigna's businesses and permits trend analysis. These measures are not determined in accordance with generally accepted accounting principles (GAAP) and should not be viewed as a substitute for shareholders’ net income determined in accordance with GAAP.

ITEM 7.01           Regulation FD Disclosure.

Cigna is a global health services organization that provides medical, dental, disability, life and accident insurance and related products and services to customers in the United States and selected international markets.  This Current Report on Form 8-K (“Form 8-K”) announces certain changes to the Company’s reporting segments, commencing with the earnings release for the fourth quarter of 2012 that is scheduled to be issued on February 7, 2013.  The information contained in this Form 8-K is being furnished to assist investors in understanding how Cigna's business segment results would have been presented in previously filed reports had such results been reported to reflect the realignment described below.

The primary segment reporting change is that the two businesses that comprised the former International segment (international health care and supplemental health, life and accident) are now reported as follows:

•
substantially all of the international health care business (comprised primarily of the global health benefits business) is now combined with the former Health Care segment and renamed Global Health Care; and

•	the supplemental health, life and accident business becomes a separate reporting segment named Global Supplemental Benefits.

The segment reporting changes reflect the Company’s realignment of its businesses to better leverage distribution and service delivery capabilities for the benefit of our global clients and customers.  Management believes the realignment of its businesses will enable the Company to more effectively address global health services challenges by leveraging best practices across geographies to improve the health, well being and sense of security of the global customers that the Company serves.  The changes in the Company’s internal financial reporting structure to support this realignment took effect on December 31, 2012 and result in changes to our external reporting segments.  The Company’s results are now aggregated based on the nature of the Company’s products and services, rather than its geographies.

While reclassifications within certain captions in the consolidated statements of income and consolidated balance sheets have occurred primarily as a result of these segment changes, there is no change to historically reported consolidated shareholders’ net income, earnings per share, adjusted income from operations or shareholders’ equity.  Beginning with the fourth quarter of 2012, the Company will report its results in the reporting segments as described below.

Global Health Care includes the aggregation of the following two operating segments:

•
The Commercial operating segment offers insured and self-insured medical, dental, behavioral health, vision, and prescription drug benefit plans, health advocacy programs and other products and services that may be integrated to provide comprehensive global health care benefit programs to employers and their employees, including expatriates and other globally mobile individuals.  Cigna offers these products and services in all 50 states, the District of Columbia, the U.S. Virgin Islands, Canada, Europe, the Middle East, and Asia. Cigna services its expatriate and globally mobile customers virtually everywhere in the world.

•
The Government operating segment primarily offers Medicare Advantage plans to seniors in 13 states and the District of Columbia, Medicare Part D plans in all 50 states and the District of Columbia and Medicaid plans and includes the business associated with the January 2012 acquisition of HealthSpring, Inc.

Global Supplemental Benefits includes supplemental health, life and accident insurance products offered in the U.S. and foreign markets, primarily in Asia as well as Medicare supplemental coverage following the 2012 acquisition of Great American Supplemental Benefits.

Group Disability and Life represents group disability, life and accident insurance products, including certain disability and life insurance business previously reported in the former Health Care segment.

In addition, the Company continues to report results in three other categories (Run-off Reinsurance, Other Operations and Corporate) that were not impacted by the segment reporting changes described above.

For those segments impacted by these changes, prior period results for the first three quarters and nine months of 2012, the four quarters and full year 2011, and full year 2010 are presented on the old and new segment basis in the following tables.

Cigna's Investor Relations Department will be hosting a conference call this morning, beginning at 9:00 a.m. ET to describe the segment reporting changes and answer questions on this topic.  The call-in numbers for the conference call are as follows:

Live Call:	Toll Free Dial-In Number:	1-800-619-9569
	Toll Dial-In Number:	1-517-623-4948
	Participant Passcode:	999363

Replay:	Toll Free Number:	1-866-418-8382
	Toll Dial-In Number:	1-203-369-0752

It is strongly suggested you dial in to the conference call by 8:45 a.m. ET.  The operator will periodically provide instructions regarding the call.

Cigna Corporation
Segment results - Global Health Care and Global Supplemental Benefits
Years Ended December 31, 2011 and 2010
(unaudited)

	Years Ended
	December 31, 2011		December 31, 2010
Global Health Care, compared with	Health Care		Health Care
Amounts previously reported in Health Care	As previously	Global	As previously	Global
(Dollars in millions)	Reported	Health Care	Reported	Health Care
Revenues:
Premiums and fees	$13,181	$14,443	$13,319	$14,134
Net investment income	274	263	243	230
Mail order pharmacy revenues	1,447	1,447	1,420	1,420
Other revenues	234	236	266	269
Segment revenues	15,136	16,389	15,248	16,053
Benefits and Expenses:
Global Health Care medical claims expense	8,182	9,125	8,570	9,222
Other benefit expenses	83	-	100	-
Mail order pharmacy cost of goods sold	1,203	1,203	1,169	1,169
Operating expenses	4,121	4,340	4,072	4,202
Benefits and expenses	13,589	14,668	13,911	14,593
Income before income taxes	1,547	1,721	1,337	1,460
Income taxes	556	616	476	520
Segment earnings	991	1,105	861	940
Less: Special item(s), after-tax	1	1	-	-
Adjusted income from operations	$990	$1,104	$861	$940

	Years Ended
	December 31, 2011		December 31, 2010
Global Supplemental Benefits, compared with	International	Global	International	Global
Amounts previously reported in International	As previously	Supplemental	As previously	Supplemental
(Dollars in millions)	Reported	Benefits	Reported	Benefits
Revenues:
Premiums and fees	$2,990	$1,528	$2,268	$1,231
Net investment income	96	83	82	69
Other revenues	17	15	25	22
Segment revenues	3,103	1,626	2,375	1,322
Benefits and Expenses:
Other benefit expenses	1,697	754	1,255	603
Operating expenses excluding special item(s)	1,082	734	846	589
Special item(s)	4	4	-	-
Benefits and expenses	2,783	1,492	2,101	1,192
Income before income taxes	320	134	274	130
Income taxes	100	36	93	42
Income attributable to noncontrolling interest	1	1	4	4
Segment earnings	219	97	177	84
Less: Special item(s), after-tax	(3)	(3)	-	-
Adjusted income from operations	$222	$100	$177	$84

Cigna Corporation
Segment results - Group Disability and Life, and Updated Consolidated Income Statement
Years Ended December 31, 2011 and 2010
(unaudited)

	Years Ended
	December 31, 2011		December 31, 2010
	As		As
Group Disability and Life	Previously		Previously
(Dollars in millions)	Reported	As revised	Reported	As revised
Revenues:
Premiums and fees	$2,780	$2,857	$2,667	$2,770
Net investment income	267	291	261	287
Other revenues	-	-	123	123
Segment revenues	3,047	3,148	3,051	3,180
Benefits and Expenses:
Other benefit expenses	2,003	2,086	1,935	2,035
Operating expenses	648	654	705	713
Benefits and expenses	2,651	2,740	2,640	2,748
Income before income taxes	396	408	411	432
Income taxes	109	113	120	127
Segment earnings	287	295	291	305
Less: Special item(s), after-tax	5	5	-	-
Adjusted income from operations	$282	$290	$291	$305

	Years Ended
	December 31, 2011		December 31, 2010
Consolidated	As		As
	Previously		Previously
(Dollars in millions)	Reported	As revised	Reported	As revised
Revenues:
Premiums and fees	$19,089	$18,966	$18,393	$18,274
Net investment income	1,146	1,146	1,105	1,105
Mail order pharmacy revenues	1,447	1,447	1,420	1,420
Other revenues, including run-off reinsurance hedge results	244	244	254	254
Net realized investment gains	62	62	75	75
Total revenues	21,988	21,865	21,247	21,128
Benefits and Expenses:
Global Health Care medical claims expense	8,182	9,125	8,570	9,222
Other benefit expenses	4,308	3,365	3,663	3,011
Mail order pharmacy cost of goods sold	1,203	1,203	1,169	1,169
Guaranteed minimum income benefits (income) expense	234	234	55	55
Operating expenses excluding special item(s)	6,137	6,014	5,898	5,779
Special item(s)	48	48	90	90
Benefits and expenses	20,112	19,989	19,445	19,326
Income before income taxes	1,876	1,876	1,802	1,802
Income taxes	615	615	519	519
Net income	1,261	1,261	1,283	1,283
Less: Income attributable to noncontrolling interest	1	1	4	4
Shareholders' net income	$1,260	$1,260	$1,279	$1,279

Cigna Corporation
Segment results - Global Health Care
First Three Quarters and Nine Months Ended September 30, 2012
(unaudited)

	Three Months Ended
	March 31, 2012		June 30, 2012
Global Health Care, compared with	Health Care		Health Care
Amounts previously reported in Health Care	As previously	Global	As previously	Global
(Dollars in millions)	Reported	Health Care	Reported	Health Care
Revenues:
Premiums and fees	$4,501	$4,869	$5,008	$5,398
Net investment income	68	66	63	61
Mail order pharmacy revenues	386	386	402	402
Other revenues	50	51	56	59
Segment revenues	5,005	5,372	5,529	5,920
Benefits and Expenses:
Global Health Care medical claims expense	3,037	3,316	3,405	3,707
Other benefit expenses	19	-	17	-
Mail order pharmacy cost of goods sold	321	321	330	330
Operating expenses excluding special item(s)	1,216	1,271	1,252	1,302
Special item(s)	31	31
Benefits and expenses	4,624	4,939	5,004	5,339
Income before income taxes	381	433	525	581
Income taxes	139	157	193	213
Segment earnings	242	276	332	368
Less: Special item(s), after-tax	(20)	(20)	-	-
Adjusted income from operations	$262	$296	$332	$368

	Three Months Ended		Nine Months Ended
	September 30, 2012		September 30, 2012
Global Health Care, compared with	Health Care		Health Care
Amounts previously reported in Health Care	As previously	Global	As previously	Global
(Dollars in millions)	Reported	Health Care	Reported	Health Care
Revenues:
Premiums and fees	$4,922	$5,307	$14,431	$15,574
Net investment income	66	64	197	191
Mail order pharmacy revenues	401	401	1,189	1,189
Other revenues	62	63	168	173
Segment revenues	5,451	5,835	15,985	17,127
Benefits and Expenses:
Global Health Care medical claims expense	3,269	3,561	9,711	10,584
Other benefit expenses	15	-	51	-
Mail order pharmacy cost of goods sold	324	324	975	975
Operating expenses excluding special item(s)	1,245	1,298	3,713	3,871
Special item(s)	60	65	91	96
Benefits and expenses	4,913	5,248	14,541	15,526
Income before income taxes	538	587	1,444	1,601
Income taxes	193	210	525	580
Segment earnings	345	377	919	1,021
Less: Special item(s), after-tax	(39)	(42)	(59)	(62)
Adjusted income from operations	$384	$419	$978	$1,083

Cigna Corporation
Segment results - Global Health Care
Four Quarters of 2011
(unaudited)

	Three Months Ended
	March 31, 2011		June 30, 2011
Global Health Care, compared with	Health Care		Health Care
Amounts previously reported in Health Care	As previously	Global	As previously	Global
(Dollars in millions)	Reported	Health Care	Reported	Health Care
Revenues:
Premiums and fees	$3,311	$3,614	$3,295	$3,613
Net investment income	67	63	67	65
Mail order pharmacy revenues	339	339	349	349
Other revenues	69	70	67	66
Segment revenues	3,786	4,086	3,778	4,093
Benefits and Expenses:
Global Health Care medical claims expense	2,077	2,301	2,034	2,269
Other benefit expenses	24	-	21	-
Mail order pharmacy cost of goods sold	276	276	289	289
Operating expenses	1,025	1,081	996	1,050
Benefits and expenses	3,402	3,658	3,340	3,608
Income before income taxes	384	428	438	485
Income taxes	137	152	158	175
Segment earnings	247	276	280	310
Less: Special item(s), after-tax	1	1	-	-
Adjusted income from operations	$246	$275	$280	$310

	Three Months Ended
	September 30, 2011		December 31, 2011
Global Health Care, compared with	Health Care		Health Care
Amounts previously reported in Health Care	As previously	Global	As previously	Global
(Dollars in millions)	Reported	Health Care	Reported	Health Care
Revenues:
Premiums and fees	$3,255	$3,571	$3,320	$3,645
Net investment income	74	71	66	64
Mail order pharmacy revenues	368	368	391	391
Other revenues	48	47	50	53
Segment revenues	3,745	4,057	3,827	4,153
Benefits and Expenses:
Global Health Care medical claims expense	2,014	2,254	2,057	2,301
Other benefit expenses	18	-	20	-
Mail order pharmacy cost of goods sold	309	309	329	329
Operating expenses	1,020	1,064	1,080	1,145
Benefits and expenses	3,361	3,627	3,486	3,775
Income before income taxes	384	430	341	378
Income taxes	136	151	125	138
Segment earnings	248	279	216	240
Adjusted income from operations	$248	$279	$216	$240

Cigna Corporation
Segment results - Global Supplemental Benefits
First Three Quarters and Nine Months Ended September 30, 2012
(unaudited)

	Three Months Ended
	March 31, 2012		June 30, 2012
Global Supplemental Benefits, compared with	International	Global	International	Global
Amounts previously reported in International	As previously	Supplemental	As previously	Supplemental
(Dollars in millions)	Reported	Benefits	Reported	Benefits
Revenues:
Premiums and fees	$866	$444	$898	$455
Net investment income	25	21	25	22
Other revenues	9	8	6	3
Segment revenues	900	473	929	480
Benefits and Expenses:
Other benefit expenses	497	218	532	230
Operating expenses excluding special item(s)	300	209	300	212
Benefits and expenses	797	427	832	442
Income before income taxes	103	46	97	38
Income taxes	23	3	32	11
Segment earnings	80	43	65	27
Adjusted income from operations	$80	$43	$65	$27

	Three Months Ended		Nine Months Ended
	September 30, 2012		September 30, 2012
Global Supplemental Benefits, compared with	International	Global	International	Global
Amounts previously reported in International	As previously	Supplemental	As previously	Supplemental
(Dollars in millions)	Reported	Benefits	Reported	Benefits
Revenues:
Premiums and fees	$930	$493	$2,694	$1,392
Net investment income	25	22	75	65
Other revenues	8	7	23	18
Segment revenues	963	522	2,792	1,475
Benefits and Expenses:
Other benefit expenses	543	251	1,572	699
Operating expenses excluding special item(s)	306	217	906	638
Special item(s)	14	9	14	9
Benefits and expenses	863	477	2,492	1,346
Income before income taxes	100	45	300	129
Income taxes	30	11	85	25
Segment earnings	70	34	215	104
Less: Special item(s), after-tax	(9)	(6)	(9)	(6)
Adjusted income from operations	$79	$40	$224	$110

Cigna Corporation
Segment results - Global Supplemental Benefits
Four Quarters of 2011
(unaudited)

	Three Months Ended
	March 31, 2011		June 30, 2011
Global Supplemental Benefits, compared with	International	Global	International	Global
Amounts previously reported in International	As previously	Supplemental	As previously	Supplemental
(Dollars in millions)	Reported	Benefits	Reported	Benefits
Revenues:
Premiums and fees	$698	$351	$737	$375
Net investment income	23	20	24	20
Other revenues	6	5	3	4
Segment revenues	727	376	764	399
Benefits and Expenses:
Other benefit expenses	397	173	420	185
Operating expenses excluding special item(s)	243	162	262	178
Benefits and expenses	640	335	682	363
Income before income taxes	87	41	82	36
Income taxes	25	9	25	9
Income attributable to noncontrolling interest	1	1	-	-
Segment earnings	61	31	57	27
Less: Special item(s), after-tax	-	-	-	-
Adjusted income from operations	$61	$31	$57	$27

	Three Months Ended
	September 30, 2011		December 31, 2011
Global Supplemental Benefits, compared with	International	Global	International	Global
Amounts previously reported in International	As previously	Supplemental	As previously	Supplemental
(Dollars in millions)	Reported	Benefits	Reported	Benefits
Revenues:
Premiums and fees	$765	$392	$790	$410
Net investment income	24	21	25	22
Other revenues	3	4	5	2
Segment revenues	792	417	820	434
Benefits and Expenses:
Other benefit expenses	435	195	445	201
Operating expenses excluding special item(s)	271	188	306	206
Special item(s)	-	-	4	4
Benefits and expenses	706	383	755	411
Income before income taxes	86	34	65	23
Income taxes	24	7	26	11
Segment earnings	62	27	39	12
Less: Special item(s), after-tax	-	-	(3)	(3)
Adjusted income from operations	$62	$27	$42	$15

Cigna Corporation
Segment results - Group Disability and Life
First Three Quarters and Nine Months Ended September 30, 2012
(unaudited)

	Three Months Ended
	March 31, 2012		June 30, 2012
Group Disability and Life	As		As
	Previously		Previously
(Dollars in millions)	Reported	As revised	Reported	As revised
Revenues:
Premiums and fees	$743	$763	$749	$767
Net investment income	70	76	68	73
Segment revenues	813	839	817	840
Benefits and Expenses:
Other benefit expenses	546	565	512	529
Operating expenses excluding special item(s)	175	177	179	182
Benefits and expenses	721	742	691	711
Income before income taxes	92	97	126	129
Income taxes	27	29	37	38
Segment earnings	65	68	89	91
Adjusted income from operations	$65	$68	$89	$91

	Three Months Ended		Nine Months Ended
	September 30, 2012		September 30, 2012
Group Disability and Life	As		As
	Previously		Previously
(Dollars in millions)	Reported	As revised	Reported	As revised
Revenues:
Premiums and fees	$758	$775	$2,250	$2,305
Net investment income	69	74	207	223
Segment revenues	827	849	2,457	2,528
Benefits and Expenses:
Other benefit expenses	563	578	1,621	1,672
Operating expenses excluding special item(s)	176	177	530	536
Special item(s)	3	3	3	3
Benefits and expenses	742	758	2,154	2,211
Income before income taxes	85	91	303	317
Income taxes	25	27	89	94
Segment earnings	60	64	214	223
Less: Special item(s), after-tax	(2)	(2)	(2)	(2)
Adjusted income from operations	$62	$66	$216	$225

Cigna Corporation
Segment results - Group Disability and Life
Four Quarters of 2011
(unaudited)

	Three Months Ended
	March 31, 2011		June 30, 2011
Group Disability and Life	As		As
	Previously		Previously
(Dollars in millions)	Reported	As revised	Reported	As revised
Revenues:
Premiums and fees	$688	$708	$717	$733
Net investment income	65	72	67	73
Segment revenues	753	780	784	806
Benefits and Expenses:
Other benefit expenses	492	516	496	517
Operating expenses	155	156	164	166
Benefits and expenses	647	672	660	683
Income before income taxes	106	108	124	123
Income taxes	24	25	36	35
Segment earnings	82	83	88	88
Less: Special item(s), after-tax	5	5	-	-
Adjusted income from operations	$77	$78	$88	$88

	Three Months Ended
	September 30, 2011		December 31, 2011
Group Disability and Life	As		As
	Previously		Previously
(Dollars in millions)	Reported	As revised	Reported	As revised
Revenues:
Premiums and fees	$698	$719	$677	$697
Net investment income	67	73	68	73
Segment revenues	765	792	745	770
Benefits and Expenses:
Other benefit expenses	517	535	498	518
Operating expenses	159	162	170	170
Benefits and expenses	676	697	668	688
Income before income taxes	89	95	77	82
Income taxes	27	29	22	24
Segment earnings	62	66	55	58
Adjusted income from operations	$62	$66	$55	$58

Cigna Corporation
Consolidating Statement of Income - New Segment Basis
Nine Months Ended September 30, 2012
(unaudited)
	Nine Months Ended
	September 30, 2012
	Global	Global	Group		Realized
	Health	Supplemental	Disability		investment
(Dollars in millions)	Care	Benefits	and Life	Other (a)	gains	Consolidated
Revenues:
Premiums and fees	$15,574	$1,392	$2,305	$89	$	$19,360
Net investment income	191	65	223	375		854
Mail order pharmacy revenues	1,189	-	-	-		1,189
Other revenues, including run-off reinsurance hedge results	173	18	-	(115)		76
Realized investment gains					20	20
Total revenues	17,127	1,475	2,528	349	20	21,499
Benefits and Expenses:
Global Health Care medical claims expense	10,584	-	-	-		10,584
Other benefit expenses	-	699	1,672	277		2,648
Mail order pharmacy cost of goods sold	975	-	-	-		975
Guaranteed minimum income benefits expense	-	-	-	(33)		(33)
Operating expenses (excluding special items)	3,871	638	536	272		5,317
Special items	96	9	3	42		150
Total benefits and expenses	15,526	1,346	2,211	558	-	19,641
Income (loss) before income taxes	1,601	129	317	(209)	20	1,858
Income taxes (benefits)	580	25	94	(62)	4	641
Net income (loss)	1,021	104	223	(147)	16	1,217
Shareholders' net income (loss)	1,021	104	223	(147)	16	1,217
Less: realized investment gains, net of taxes					16	16
Segment earnings (loss)	1,021	104	223	(147)	-	1,201
Less: adjustments to reconcile to adjusted income from operations:
Results of GMIB business (after-tax)				22		22
Special items (after-tax)	(62)	(6)	(2)	(33)		(103)
Adjusted income (loss) from operations	$1,083	$110	$225	$(136)	$-	$1,282

(a) Other includes Run-off Reinsurance, Other Operations and Corporate.

Cigna Corporation
Consolidating Statement of Income - New Segment Basis
Year Ended December 31, 2011
(unaudited)
	Year Ended
	December 31, 2011
	Global	Global	Group		Realized
	Health	Supplemental	Disability		investment
(Dollars in millions)	Care	Benefits	and Life	Other (a)	gains	Consolidated
Revenues:
Premiums and fees	$14,443	$1,528	$2,857	$138	$	$18,966
Net investment income	263	83	291	509		1,146
Mail order pharmacy revenues	1,447	-	-	-		1,447
Other revenues	236	15	-	(7)		244
Realized investment gains					62	62
Total revenues	16,389	1,626	3,148	640	62	21,865
Benefits and Expenses:
Global Health Care medical claims expense	9,125	-	-	-		9,125
Other benefit expenses	-	754	2,086	525		3,365
Mail order pharmacy cost of goods sold	1,203	-	-	-		1,203
Guaranteed minimum income benefits expense	-	-	-	234		234
Operating expenses (excluding special items)	4,340	734	654	286		6,014
Special items	-	4	-	44		48
Total benefits and expenses	14,668	1,492	2,740	1,089	-	19,989
Income (loss) before income taxes	1,721	134	408	(449)	62	1,876
Income taxes (benefits)	616	36	113	(171)	21	615
Net income (loss)	1,105	98	295	(278)	41	1,261
Less: Income attributable to noncontrolling interest	-	1	-	-		1
Shareholders' net income (loss)	1,105	97	295	(278)	41	1,260
Less: realized investment gains, net of taxes					41	41
Segment earnings (loss)	1,105	97	295	(278)	-	1,219
Less: adjustments to reconcile to adjusted income from operations:
Results of GMIB business (after-tax)	-	-	-	(135)		(135)
Special items (after-tax)	1	(3)	5	(10)		(7)
Adjusted income (loss) from operations	$1,104	$100	$290	$(133)	$-	$1,361

(a) Other includes Run-off Reinsurance, Other Operations and Corporate.

As used in this document, “Cigna” or “the Company” may refer to Cigna Corporation itself, one or more of its subsidiaries, or Cigna Corporation and its consolidated subsidiaries.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

The Company and its representatives may from time to time make written and oral forward-looking statements, including statements contained in press releases, filings with the Securities and Exchange Commission (the “SEC”), reports to shareholders and meetings with analysts and investors.  Forward-looking statements may contain information about financial prospects, economic conditions, trends and other uncertainties.  These forward-looking statements are based on management’s beliefs and assumptions and on information available to management at the time the statements are or were made. Forward-looking statements include, but are not limited to, information concerning possible or assumed business strategies, financing plans, competitive position, growth opportunities, operating performance improvements, trends and, in particular, strategic or operational improvement initiatives, including in health care operations, litigation and other legal matters, and outlooks for full year 2012, 2013 and beyond results.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe”, “expect”, “plan”, “intend”, “anticipate”, “estimate”, “predict”, “potential”, “may”, “should” or similar expressions.  By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results, and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from forward-looking statements as a result of a variety of factors, including but not limited to, increases to medical costs or other costs or adverse changes due to legislative and regulatory requirements such as health care reform, risks related to implementing operational and strategic initiatives, competition risk, risks related to the run-off reinsurance book and risk associated with litigation and regulatory action.  This list of important factors is not intended to be exhaustive. The Company’s most recent Annual Report on Form 10-K, including the “Risk Factors” section, as updated by the Current Report on Form 8-K filed on August 8, 2012, most recent Quarterly Reports on Form 10-Q, and other documents filed with the SEC include both expanded discussion of these factors and additional risk factors and uncertainties that could preclude the Company from realizing the forward-looking statements. The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION
Date: January 24, 2013	By: /s/ Ralph J. Nicoletti
Ralph J. Nicoletti
Executive Vice President
and Chief Financial Officer